NVIT Form N-SAR 12/31/13
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund

NVIT Bond Index Fund

Issue
Wellpoint Inc.

Underwriter Morgan Stanley & Co LLC
Affiliated Participant Underwriter PNC Capital Markets LLC

Aggregate Principal Purchase Amount
$52,350,000
Aggregate Principal Offering Amount $600,000,000

Commission or % of Offering 0.875%

Purchase Date

07/30/13

Adviser / Sub-Adviser
BlackRock Investment Management, LLC

Nationwide Fund
  NVIT Bond Index Fund

Issuer CA Inc.

Underwriter Merrill Lynch, Pierce, Fenner & Smith Inc.
Affiliated Participant Underwriter PNC Capital Markets LLC

Aggregate Principal Purchase Amount
$20,000,000
Aggregate Principal Offering Amount $250,000,000

Commission or % of Offering
0.650%

Purchase Date
8/13/13

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund

Issuer MidAmerican Energy Holdings Company

Underwriter RBS Securities Inc
Affiliated Participant Underwriter PNC Capital Markets LLC

Aggregate Principal Purchase Amount
$42,425,000
Aggregate Principal Offering Amount $750,000,000

Commission or % of Offering
0.750%

Purchase Date
11/05/13

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund

Issuer
Total Capital International SA Floating Rate Note 2018

Underwriter JP Morgan Securities
Affiliated Participant Underwriter Mitsubishi UFJ Securities (USA) , Inc.

Aggregate Principal Purchase Amount
$3,100,000
Aggregate Principal Offering Amount  $500,000,000

Commission or % of Offering
N/A

Purchase Date
8/5/13

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund

Issuer
Total Capital International SA Floating Rate Note 2018

Underwriter
Credit Suisse Securities
Affiliated Participant Underwriter Mitsubishi UFJ Securities (USA) , Inc.

Aggregate Principal Purchase Amount
$1,050,000
Aggregate Principal Offering Amount  $1,750,000,000

Commission or % of Offering
0.35%

Purchase Date
9/11/13

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund

Issuer
Total Capital International SA Floating Rate Note, January 2019

Underwriter
Bank of America Merrill Lynch
Affiliated Participant Underwriter Mitsubishi UFJ Securities (USA) , Inc.

Aggregate Principal Purchase Amount

$6,500,000
Aggregate Principal Offering Amount $500,000,000

Commission or % of Offering
0.35%

Purchase Date
10/17/13

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund

Issuer
Nissan Auto Receivables Owner Trust 2013-C A2

Underwriter
Bank of America Merrill Lynch
Affiliated Participant Underwriter Mitsubishi UFJ Securities (USA) , Inc.

Aggregate Principal Purchase Amount
$4,500,000
Aggregate Principal Offering Amount $222,000,000

Commission or % of Offering
0.15%

Purchase Date
12/4/13

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund

Issuer PACCAR Financial Corporation, Floating Rate Note, December 6, 2018

Underwriter

Citigroup Global
Affiliated Participant Underwriter Mitsubishi UFJ Securities (USA) , Inc.

Aggregate Principal Purchase Amount $2,000,000
Aggregate Principal Offering Amount $250,000,000

Commission or % of Offering
0.35%

Purchase Date
12/3/2013

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Agios Pharmaceuticals, Inc.  IPO

Underwriter
Goldman, Sachs & Co.
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount $491,400
Aggregate Principal Offering Amount  $105,999,984

Commission or % of Offering
$1.26

Purchase Date
7/24/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
FireEye, Inc. IPO

Underwriter
Morgan Stanley
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount $7,160,000
Aggregate Principal Offering Amount  $303,500,000
4

Commission or % of Offering
$1.40

Purchase Date
9/19/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Foundation Medicine, Inc. IPO

Underwriter
Goldman, Sachs & Co.
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$1,281,600
Aggregate Principal Offering Amount  $105,999,984

Commission or % of Offering
$1.26

Purchase Date
9/25/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Ophthotech IPO

Underwriter

Morgan Stanley
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$1,177,000
Aggregate Principal Offering Amount $167,200,000

Commission or % of Offering
$1.54

Purchase Date
9/24/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
RingCentral, Inc. IPO

Underwriter
Goldman, Sachs & Co.
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$582,400
Aggregate Principal Offering Amount $97,500,000

Commission or % of Offering
$0.91

Purchase Date
9/27/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Violin Memory, Inc. IPO

Underwriter Deutsche Bank Securities.
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$2,397,600
Aggregate Principal Offering Amount $162,000,000

Commission or % of Offering
$0.63

Purchase Date
9/27/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
WCI Communities, Inc. IPO

Underwriter
Citigroup
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$1,378,500
Aggregate Principal Offering Amount $102,286,365

Commission or % of Offering
$1.0125

Purchase Date
7/25/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Burlington Stores, Inc. IPO

Underwriter
Morgan Stanley
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$3,085,500
Aggregate Principal Offering Amount $226,666,661

Commission or % of Offering
$1.19

Purchase Date
10/1/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer

Chegg, Inc. IPO

Underwriter
Bank of America Merrill Lynch
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount $3,440,000
Aggregate Principal Offering Amount $187,500,000

Commission or % of Offering
$0.875

Purchase Date
11/13/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
The Container Store Group, Inc. IPO

Underwriter
Barclays
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$4,788,000
Aggregate Principal Offering Amount $225,000,000

Commission or % of Offering
$1.215

Purchase Date
11/1/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Re/Max Holdings, Inc. IPO

Underwriter
Bank of America Merrill Lynch
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$10,560,000
Aggregate Principal Offering Amount $220,000,000

Commission or % of Offering
$1.485

Purchase Date
10/1/13

Adviser / Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer Vince Holding Corp. IPO

Underwriter
Goldman, Sachs & Co.
Affiliated Participant Underwriter JPMorgan Securities LLC

Aggregate Principal Purchase Amount
$5,984,000
Aggregate Principal Offering Amount $200,000,000

Commission or % of Offering
$1.40

Purchase Date
11/22/13

Adviser / Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid- Cap Growth Fund

Issuer
Diamondback Energy Inc.

Underwriter
Credit Suisse

Affiliated Participant Underwriter

Aggregate Principal Purchase Amount
$6,682,500
Aggregate Principal Offering Amount $106,920,000

Commission or % of Offering 3.385% or $2.07

Purchase Date
11/7/13